1 INVESTOR PRESENTATION AUGUST 2026

2 FORWARD-LOOKING STATEMENTS This presentation includes statements of our expectations, intentions, plans and beliefs that constitute “forward-looking statements.” These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to our future prospects, developments and business strategies. We have used the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “should” and similar terms and phrases, including references to assumptions, in this presentation to identify forward-looking statements, but these terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, that could cause our actual results to differ materially from those expressed in or implied by these forward-looking statements. The following factors are among those that may cause actual results to differ materially from our forward-looking statements: • depressed levels or declines in coal prices; • the financial performance of the company; • our liquidity, results of operations and financial condition; • our ability to generate sufficient cash or obtain financing to fund our business operations; • worldwide market demand for coal and steel, including demand for U.S. coal exports, and competition in coal markets; • railroad, barge, truck, port and other transportation availability, performance and costs; • steel and coke producers switching to alternative energy sources such as natural gas, renewables and coal from basins where we do not operate; • our ability to meet collateral requirements for, and fund, employee benefit obligations; • our ability to self-insure certain of our black lung obligations; • our ability to obtain or renew surety bonds on acceptable terms or maintain our current bonding status; • the imposition, continuation or modification of barriers to trade, such as tariffs, and the unpredictability of these events; • attracting and retaining key personnel and other employee workforce factors, such as labor relations; • our ability to consummate financing or refinancing transactions, and other services, and the form and degree of these services available to us, which may be significantly limited by the lending, investment and similar policies of financial institutions and insurance companies regarding carbon energy producers, the environmental impacts of coal combustion or other factors; • inflationary pressures on supplies and labor and significant or rapid increases in commodity prices; • our costs of complying with health and safety regulations, including but not limited to MSHA’s silica regulations; • changes in domestic or international environmental laws and regulations, and court decisions, including those directly affecting our coal mining and production and those affecting our customers’ coal usage, including potential climate change initiatives; • failures in performance, or non-performance, of services by third-party contractors, including contract mining and reclamation contractors or other counterparties; • disruptions in delivery or changes in pricing from third-party vendors of key equipment and materials that are necessary for our operations, such as diesel fuel, steel products, explosives, tires and purchased coal; • our production capabilities and costs; • our indebtedness as we may incur it from time to time; • our ability to execute our share repurchase program; • cybersecurity attacks or failures, threats to physical security, extreme weather conditions or other natural disasters; • increased volatility and uncertainty regarding worldwide markets, seaborne transportation and our customers as a result of developments in and around Ukraine, Iran, and the broader Middle East; • changes in, renewal or acquisition of, terms of and performance of customers under coal supply arrangements and the refusal by our customers to receive coal under agreed-upon contract terms; • reductions or increases in customer coal inventories and the timing of those changes; • our ability to obtain, maintain or renew any necessary permits or rights; • inherent risks of coal mining, including those that are beyond our control; • changes in, interpretations of, or implementations of domestic or international tax or other laws and regulations, including U.S. federal legislation and its related regulations; • our relationships with, and other conditions affecting, our customers, including the inability to collect payments from our customers if their creditworthiness declines; • reclamation and mine closure obligations; • our assumptions concerning economically recoverable coal reserve estimates; and • other factors, including the other factors discussed in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section included elsewhere in our Quarterly Report on Form 10-Q and the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections included in our Annual Report on Form 10-K for the year ended December 31, 2025. The list of factors identified above is not exhaustive. We caution readers not to place undue reliance on any forward looking statements, which are based on information currently available to us and speak only as of the dates on which they are made. When considering these forward-looking statements, you should keep in mind the cautionary statements in this presentation. We do not undertake any responsibility to publicly revise these forward-looking statements to take into account events or circumstances that occur after the date of this presentation. Additionally, except as expressly required by federal securities laws, we do not undertake any responsibility to update you on the occurrence of any unanticipated events, which may cause actual results to differ from those expressed or implied by the forward-looking statements contained in this presentation. See Appendix B for reconciliations of the differences between the financial measures in accordance with U.S. generally accepted accounting principles (“GAAP”) and non-GAAP financial measures used in this presentation.

3 BUSINESS OVERVIEW

4  21 Mines  8 Preparation Plants  2 Standalone Loadouts  1 Dock  1 Export Terminal2 WV VA DTA Export Terminal2 Company Mines Processing and Shipping Facilities 75% Export 25% Domestic ALPHA AT A GLANCE Note: Metrics as of 12/31/25 unless otherwise noted. Employee, mine and plant data as of 6/30/26. 1 For full-year 2025 shipments, by tonnage. 2 65% ownership in DTA Export Terminal. 3 Adjusted EBITDA is a non-GAAP financial measure. A reconciliation of Net Income (Loss) to Adjusted EBITDA is included in the Appendix. Current Sales Mix 15.3 Million Tons of Coal Sold in 2025 $122 Million Adjusted EBITDA in 20253 #1 US Producer of Met Coal 3,950 Employees Asset Footprint Sales by Shipment Mix1 34% High Vol-A 31% High Vol-B 21% Mid Vol 14% Low Vol Met Sales by Type1

SAFETY, ENVIRONMENTAL AWARENESS AND A COMMITMENT TO CONTINUOUS IMPROVEMENT – ESSENTIAL COMPONENTS OF BUSINESS EXCELLENCE



SAFE PRODUCTION

We believe in operating safely and ethically. Every employee is empowered to eliminate at-risk behaviors.



ENVIRONMENTAL STEWARDSHIP

We conduct our mining business with a focus on environmental stewardship and a commitment to the protection of the environment.

37
2025 Safety & Mine Rescue Awards

~17%
Lower Total Reportable Incident Rate vs. Industry Avg.[1]

~41%
Lower Non-Fatal Days Lost vs. Industry Avg.[1]

5.8 Million
Trees Planted[2]

25+
Environmental Compliance Awards

99.9%+
Water Quality Compliance Rate

Note: [1] 2025 Data. See Appendix for additional detail on Alpha's key safety statistics vs. the coal industry average. [2] Trees planted since 2016.

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OVERVIEW OF ALPHA'S MINING COMPLEXES

Mining Complex	Location	Mines	Primary Products	Rail
Marfork	West Virginia	■ Black Eagle ■ Panther Eagle ■ Horse Creek Eagle ■ Glen Alum ■ Workman Creek North ■ Workman Creek South	■ Mid Vol ■ High Vol-A ■ Thermal	■ CSX
McClure / Toms Creek	Virginia	■ Deep Mine 41 ■ Deep Mine 44 ■ Deep Mine 46 ■ Bear Ridge ■ Long Branch[1] ■ 88 Strip	■ Mid Vol ■ High Vol-A ■ Thermal	■ CSX / NS
Aracoma	West Virginia	■ Davy Branch ■ Cedar Grove No. 3 ■ Lynn Branch	■ High Vol-B	■ CSX
Kingston / Mammoth	West Virginia	■ Kingston #2 ■ Kingston North ■ Kingston South ■ Kingston Wildcat	■ Low Vol ■ Mid Vol ■ High Vol-A ■ Thermal	■ CSX / NS
Power Mountain	West Virginia	■ Jerry Fork Eagle ■ Rolling Thunder	■ High Vol-B	■ NS
Kepler	West Virginia	■ Road Fork 52	■ Low Vol	■ CSX / NS
Elk Run[2]	West Virginia	■ Checkmate Powellton[2]	■ High Vol-B	■ CSX



Historical Tons Produced (Million Tons)
16.2
16.1
16.7
15.7
15.0
2021
2022
2023
2024
2025



Production by Complex (2025)
Power Mountain 6%
Kepler 11%
Marfork 28%
Kingston / Mammoth 15%
McClure / Toms Creek 22%
Aracoma 18%
Total Production: 15.0 Million Tons[3]



Reserves By Complex (As of Year-End 2025)
Elk Run 10%
Kepler 12%
Marfork 33%
Kingston / Mammoth 11%
Aracoma 12%
McClure / Toms Creek 22%
Total Reserves: 294 Million Tons

Note: CSX = CSX Transportation and NS = Norfolk Southern Railway Company. [1] Long Branch Mine was idled in Q1 2025. [2] Elk Run Complex and Checkmate Powellton Mine were idled in Q4 2024. [3] Includes -14.8 million tons of coal produced and -0.2 million tons of purchased coal.

6

7 KEY INVESTMENT HIGHLIGHTS

INVESTMENT THESIS: ALPHA IS AN INDUSTRY LEADER FOCUSED ON LONG-TERM VALUE



Largest U.S. Met Producer

- Accounts for 1/5 of total U.S. met coal production, essential to the steelmaking process that enables global infrastructure growth.[1]
- A diverse portfolio of coal qualities to serve customers across the world.
- Majority ownership of DTA export facility in Newport News, VA allows for global reach.

Financial Strength & Leadership

- Committed to maintaining a strong balance sheet and liquidity to weather challenging market cycles.
- Focused on capital projects that support operational excellence, growth and long-term value.
- Seasoned management team with 100+ years of industry experience, strategic vision and track record of success.

Shareholder Value

- Returning capital to investors through share repurchases calibrated to the company's free cash flow generation.
- Demonstrated focus on consistently creating long-term shareholder value through disciplined capital allocation.

Environmental, Social & Governance

- Strong culture of commitment to safety, environmental stewardship, and continuous improvement at our award-winning operations.
- History of significant community engagement and investment.
- Responsible governance through rigorous reporting, high standards of documentation, and oversight by a highly qualified Board of Directors with diverse backgrounds.

Source: [1] Energy Ventures Analysis Coal Production Report, totaling 70.9 Million Tons for 2025

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9 ’30E – ’36E: ~45Mt or ~2.9% Source: 1 Wood Mackenzie, 2024 data. 2 Wood Mackenzie, 2026 data. Robust Growth in Steel Demand Global Finished Steel Demand (Metric Tonnes)1 Met Coal Supply Expected to Decline After 2031 Global Met Coal Production (Metric Tonnes)2 OUTLOOK FOR METALLURGICAL COAL REMAINS ROBUST WITH STRONG LONG-TERM DEMAND AND LIMITED NEW SUPPLY 213 227 230 233 235 237 231 221 218 220 210 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 1,337 1,508 1,525 1,539 1,552 1,566 1,574 1,619 2015A 2025 2026 2027 2028 2029 2030 2036

1 0Source: Wood Mackenzie, 2026 data. Projected Crude Steel Production in India through 2050 INDIA STEEL DEMAND GROWTH EXPECTED TO CONTINUE 50 100 150 200 250 300 350 400 450 500 20 26 20 28 20 30 20 32 20 34 20 36 20 38 20 40 20 42 20 44 20 46 20 48 20 50 +4.4% CAGR India has accounted for ~39% of Alpha’s export sales over the past 5 years. In m ill io ns o f m et ric to ns

1 1 Metallurgical Coal Sold (2025, Million tons) Number of Coal Operating Complexes (Global) 6 3 3 4 4 Steel-Making Coal Types Sold  Low Vol  Mid Vol  High Vol-A/B  Low Vol  Mid Vol  High Vol-A/B  SCC  PCI  Low Vol  High Vol-A  Low Vol  Mid Vol  High Vol-A/B  High Vol-A  PCI  PHCC  SHCC Primary End Markets Asia, Europe, North America Asia, North America, Europe Europe, South America, Asia North America, Asia, Europe Asia, North America 14.1 13.0 9.3 9.0 8.6 Source: Peer 2025 10-K reports LARGEST AND MOST DIVERSE U.S. METALLURGICAL COAL PRODUCER

1 2 STRATEGICALLY LOCATED ASSETS WITH ABILITY TO SERVE BOTH DOMESTIC AND EXPORT MARKETS Note: Metrics as of year-end 2025. 1 Represents Non-GAAP coal sales realization per ton. Refer to Appendix for a reconciliation of this non-GAAP financial measure. Dominion Terminal Associates (DTA) Coal Export Terminal 27% Domestic Coal Revenue $145 Domestic Average Realized Price ($/ton)1 Domestic #1 US Producer of Met Coal 3.8 Million Tons Sold Domestically 73% Export Coal Revenue $108 Export Average Realized Price ($/ton)1 Export 19 Countries Served 11.5 Million Tons Sold Internationally Alpha owns 65% interest in DTA coal export terminal, enhancing access to key export markets and diversifying its customer base  Newport News, Virginia  Hub for Alpha coal exports  Provides: — Transportation flexibility — Coal blending — Storage capacity  Allows control of key export markets and maintains competitive cost

1 3 DISCIPLINED CAPITAL RETURN POLICY WITH PROVEN ABILITY TO ADJUST TO MARKET DYNAMICS 18,580,143 12,679,045 615,833 524,616 7,041,547 0 5,000,000 10,000,000 15,000,000 20,000,000 Beginning 3/9/22 Warrant shares Equity Awards(1) Repurchases Ending 7/31/26 *Does not include potential dilutive effect of unvested equity awards (106,644), net of share settling for exercise/vesting costs. (1) Net of (23,278), (26,519), (144,427), (81,287), and (4,290) shares repurchased from employees to satisfy the employees’ statutory tax withholdings upon vesting of stock grants in 2026, 2025, 2024, 2023, and 2022, respectively.  Alpha has focused its shareholder returns on share repurchases and calibrated those purchases with the Company’s free cash flow generation  Since the start of the program, outstanding shares have been reduced by ~32%  Share repurchases provide a flexible form of capital return that can be adjusted based on market conditions Key TakeawaysAMR Basic Share Count (March 9, 2022 – July 31, 2026)* Share Repurchase Program (Growth in Board Authorizations) As of July 31, 2026, the company had repurchased ~7.0 million shares pursuant to the Share Repurchase Program for a total of ~$1.2 billion.

1 4 FINANCIAL SUMMARY

1 5 Capital Allocation Priorities • Strong balance sheet with conservative leverage ratios • Flexible operations enable strong cash flow generation potential across the cycle • Target minimum liquidity of $250-$300mm • Annual capex predominantly allocated to maintenance with smaller amounts of growth investments • Alpha prioritizes capital expenditures for health and safety, followed by operational maintenance and growth capex • Ongoing investments are in process at DTA for infrastructure and equipment upgrades to improve the efficiency of the facility and drive a small incremental expansion in volume capacity • Management continues to evaluate capital allocation through multiple factors such as capital needs, investment and growth opportunities • Track record of returning capital to shareholders through share repurchases, a highly flexible form of capital return STRONG BALANCE SHEET SUPPORTED BY DISCIPLINED CAPITAL MANAGEMENT FRAMEWORK Capital Structure Liquidity Capital Expenditures Capital Return

1 6 $85 $1,300 $575 $349 $(20) 2021 2022 2023 2024 2025 $534 $1,741 $1,033 $408 $122 2021 2022 2023 2024 2025 16.8 16.4 17.1 17.1 15.3 2021 2022 2023 2024 2025 HISTORICAL FINANCIAL SUMMARY Tons Sold (Million Tons) Revenue (US$bn) Adj. EBITDA (US$mm)2 Free Cash Flow (US$mm)4 Avg. Realized Price (US$/ton)1 Note: 1 Represents Non-GAAP coal sales realization per ton. Refer to Appendix for a reconciliation of this non-GAAP financial measure. 2 This is a non-GAAP financial measure. A reconciliation of Net Income (Loss) to Adjusted EBITDA is included in Appendix. 3 Represents Adjusted EBITDA divided by Total Revenues. Refer to Appendix for a reconciliation of this non-GAAP financial measure. 4 Represents Free Cash Flow. Refer to Appendix for a reconciliation of this non-GAAP financial measure. 5 Represents Free Cash Flow Conversion. Refer to Appendix for a reconciliation of this non-GAAP financial measure. Margin (%)3 FCF Conversion (%)5 2.3 4.1 3.5 2.9 2.1 2021 2022 2023 2024 2025 $111 $218 $143 $117$177 (17)%24% 42% 14% 6%30% 16% 75% 85% (17)%56%

1 7 $154.0 $83.3 $164.3 $245.4 $198.8 $127.2 $158.0 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275 2020A 2021A 2022A 2023A 2024A 2025A 2026E Carryover 2 $11.5 Million – 2026E 1 Maintenance Capex $137 Million – 2026E 1 Development Projects $9.5 Million – 2026E 1 In m ill io ns DISCIPLINED CAPITAL EXPENDITURES WITH ABILITY TO ADJUST TO MARKET NEEDS Alpha’s Capital Expenditures (US$mm) Note: 1 Midpoint of guidance. 2 Carryover reflects capex intended to be spent in 2025 that was delayed due to timing and availability of supplies and contract labor. 1 Alpha Capex Overview  Alpha has shown the ability to adjust its capex spend based on market dynamics and reduce cash outlays in a downside pricing environment  Completed development work in the first half of 2026 to bring Kingston Wildcat online — The new low-vol mine is located in Fayette County, West Virginia — Production of ~500k tons expected in 2026; once achieved, full run rate expected to be ~900k tons

1 8 APPENDIX A: SUPPLEMENTAL MATERIALS

1 9 3.02 3.09 2.69 2.15 2.56 1.41 2024 2025 2026 YTD1* Coal Industry Average Total Reportable Incident Rate (TRIR) 2.21 2.30 1.98 1.21 1.36 0.53 2024 2025 2026 YTD1* Non-Fatal Days Lost (NFDL) SAFETY DRIVES OUR CULTURE AND CONTINUOUS IMPROVEMENT Alpha *AMR record 1 2026 YTD data represents January – March, the most recent available timeframe from MSHA for coal industry averages.

2 0 PROJECTED FUTURE CASH OUTFLOWS Note: Obligations presented are as of June 30, 2026, unless otherwise noted, and represent long-term liabilities related to asset retirement obligations and pension obligations. The amounts estimated above may be affected by future obligations that we cannot currently predict. 1 Cash flows exclude market risk premium and inflation. 2 The pension obligations are based on the latest available data as of July 2026 and include the impact of the funding relief granted by the American Rescue Plan Act (“ARPA”) and the application of the interest rate stabilization guidance under ARPA. The contribution amounts are subject to change based on market performance and interest rate levels. Therefore, only two years of contributions are included. Cash Outflows (US$ millions) 2026E 2027E 2028E 2029E Asset Retirement Obligations 1 $21.5 $33.5 $24.9 $21.6 Pension Obligations 2 23.1 15.9 * * Total Cash Outflows $44.6 $49.4 $24.9 $21.6

GUIDANCE AS OF AUGUST 7, 2026

Shipments *(in millions of tons)*	Low	High	
Metallurgical	13.2	14.0	
Non-Metallurgical Byproduct	1.0	1.4	
Met Segment - Total Shipments	14.2	15.4	
Committed / Priced Volumes [1, 2, 3]	**% Committed**	**Volume (in millions of tons)**	**Average Price ($/ton)**
Metallurgical - Domestic		3.8	$136.18
Metallurgical - Export		5.7	$122.77
Metallurgical Total	70%	9.5	$128.17
Non-Metallurgical Byproduct	100%	1.3	$75.94
Met Segment	**73%**	**10.8**	**$121.94**
Cost per ton ($/ton) [4]	**Low**	**High**	
Met Segment	$103.00	$107.00	
Other Items *(US$ millions, except taxes)*	**Low**	**High**	
SG&A [5]	$53	$59	
Idle Operations Expense	$24	$32	
Net Cash Interest Income	$2	$6	
DD&A	$160	$174	
Capital Expenditures	$148	$168	
Capital Contributions to Equity Affiliates [6]	$35	$45	
Cash Tax Rate	0%	5%	

[1] Based on committed and priced coal shipments as of July 30, 2026. Committed percentage based on the midpoint of shipment guidance range.
[2] Actual average per-ton realizations on committed and priced tons recognized in future periods may vary based on actual freight expense in future periods relative to assumed freight expense embedded in projected average per-ton realizations.
[3] Includes estimates of future coal shipments based upon contract terms and anticipated delivery schedules. Actual coal shipments may vary from these estimates.
[4] Note: The Company is unable to present a quantitative reconciliation of its forward-looking non-GAAP cost of coal sales per ton sold financial measures to the most directly comparable GAAP measures without unreasonable efforts due to the inherent difficulty in forecasting and quantifying with reasonable accuracy significant items required for the reconciliation. The most directly comparable GAAP measure, GAAP cost of sales, is not accessible without unreasonable efforts on a forward-looking basis. The reconciling items include freight and handling costs, which are a component of GAAP cost of sales. Management is unable to predict without unreasonable efforts freight and handling costs due to uncertainty as to the end market and FOB point for uncommitted sales volumes and the final shipping point for export shipments. These amounts have varied historically and may continue to vary significantly from quarter to quarter and material changes to these items could have a significant effect on our future GAAP results.
[5] Excludes expenses related to non-cash stock compensation and non-recurring expenses.
[6] Includes contributions to fund normal operations at our DTA export facility and expected capital investments related to the facility upgrades.

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2 2 APPENDIX B: NON-GAAP FINANCIAL MEASURES & RECONCILIATIONS

2 3 NON-GAAP FINANCIAL MEASURES The Investor Presentation contains “non-GAAP financial measures.” These are financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measures calculated and presented in accordance with generally accepted accounting principles in the United States (“U.S. GAAP” or “GAAP”). Specifically, we make use of the non-GAAP financial measures “Adjusted EBITDA,” "Margin %,” “non-GAAP coal revenues,” "non-GAAP coal sales realization per ton,” “Free Cash Flow,” and “Free Cash Flow Conversion.” In addition to net income (loss), we use Adjusted EBITDA to measure the operating performance of our reportable segment. Adjusted EBITDA does not purport to be an alternative to net income (loss) as a measure of operating performance or any other measure of operating results, financial performance, or liquidity presented in accordance with GAAP. Moreover, this measure is not calculated identically by all companies and therefore may not be comparable to similarly titled measures used by other companies. Adjusted EBITDA is presented because management believes it is a useful indicator of the financial performance of our coal operations. Margin % is calculated as Adjusted EBITDA divided by total revenues. We use non-GAAP coal revenues to present coal revenues generated, excluding freight and handling fulfillment revenues. Non-GAAP coal sales realization per ton is calculated as non-GAAP coal revenues divided by tons sold. Free Cash Flow is calculated as cash flow from operations less capital expenditures and capital contributions to equity affiliates. Free Cash Flow Conversion is calculated as Free Cash Flow divided by Adjusted EBITDA. The presentation of these measures should not be considered in isolation, or as a substitute for analysis of our results as reported under GAAP. Management uses non-GAAP financial measures to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than GAAP results alone. The definition of these non-GAAP measures may be changed periodically by management to adjust for significant items important to an understanding of operating trends and to adjust for items that may not reflect the trend of future results by excluding transactions that are not indicative of our core operating performance. Furthermore, analogous measures are used by industry analysts to evaluate the Company’s operating performance. Because not all companies use identical calculations, the presentations of these measures may not be comparable to other similarly titled measures of other companies and can differ significantly from company to company depending on long-term strategic decisions regarding capital structure, the tax jurisdictions in which companies operate, capital investments and other factors. Included on the following slides are reconciliations of non-GAAP financial measures to GAAP financial measures.

2 4 ADJUSTED EBITDA AND MARGIN RECONCILIATIONS 1 Non-recurring mine recovery and idle costs due to the water inundation at the Rolling Thunder mine in November 2025. (Amounts in thousands, except for percentages) 2021 2022 2023 2024 2025 Net income (loss) 288,790$ 1,448,545$ 721,956$ 187,579$ (61,687)$ Interest expense 69,654 21,802 6,923 3,811 3,019 Interest income (336) (3,187) (11,933) (18,208) (15,466) Income tax expense (benefit) 3,408 106,205 123,503 23,171 (25,772) Depreciation, depletion and amortization 110,047 107,620 136,869 167,331 174,524 Non-cash stock compensation expense 5,315 7,484 19,017 12,318 13,598 Mark-to-market adjustment - acquisition-related obligations 19,525 8,880 - - - Gain on settlement of acquisition-related obligation (1,125) - - - - Accretion on asset retirement obligations 26,520 23,765 25,500 25,050 22,126 Loss on modification and extinguishment of debt - - 2,753 - - Asset impairment and restructuring (561) - - - - Amortization of acquired intangibles, net 13,244 19,498 8,523 6,700 5,427 Non-recurring mine flood costs 1 - - - - 6,098 Adjusted EBITDA 534,481$ 1,740,612$ 1,033,111$ 407,752$ 121,867$ Total revenue 2,258,686 4,101,592 3,471,417 2,957,285 2,129,481 Margin % 24% 42% 30% 14% 6% Year Ended December 31,

2 5 NON-GAAP REVENUE RECONCILIATIONS (Amounts in thousands, except per ton data) 2021 2022 2023 2024 2025 Coal revenues 2,252,624$ 4,092,987$ 3,456,630$ 2,946,579$ 2,122,605$ Less: freight and handling fulfillment revenues (380,977) (529,063) (439,010) (503,306) (333,691) Non-GAAP coal revenues 1,871,647$ 3,563,924$ 3,017,620$ 2,443,273$ 1,788,914$ Tons sold 16,839 16,378 17,072 17,127 15,280 Non-GAAP coal sales realization per ton 111.15$ 217.60$ 176.76$ 142.66$ 117.08$ Year Ended December 31, 2025 Coal revenues - export 1,557,086$ Coal revenues - domestic 565,519 Coal revenues 2,122,605$ Coal revenues - export 1,557,086$ Less: freight and handling fulfillment revenues - export (318,606) Non-GAAP coal revenues - export 1,238,480$ Tons sold - export 11,488 Non-GAAP coal sales realization per ton - export 107.81$ Coal revenues - domestic 565,519$ Less: freight and handling fulfillment revenues - domestic (15,085) Non-GAAP coal revenues - domestic 550,434$ Tons sold - domestic 3,792 Non-GAAP coal sales realization per ton - domestic 145.16$ Year Ended December 31,

2 6 FREE CASH FLOW (FCF) RECONCILIATION (Amounts in thousands) 2021 2022 2023 2024 2025 Cash flow from operations 174,943$ 1,484,005$ 851,159$ 579,919$ 144,926$ Capital expenditures (83,300) (164,309) (245,373) (198,848) (127,153) Capital contributions to equity affiliates (6,677) (19,556) (30,812) (32,504) (38,146) Free Cash Flow 84,966$ 1,300,140$ 574,974$ 348,567$ (20,373)$ Adjusted EBITDA 534,481$ 1,740,612$ 1,033,111$ 407,752$ 121,867$ FCF Conversion 16% 75% 56% 85% -17% Year Ended December 31,